Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 1995

Letter to Shareholders
                                     December 15, 1995

Dear Shareholder:

We are pleased to present to you the annual report for the Duff & Phelps Utilities Tax-Free Income Fund, Inc. for the year ended October 31, 1995. We have had an extremely favorable year in 1995 in the fixed income markets, reversing the bearish sentiment and negative returns experienced by market participants in 1994. Interest rates have fallen consistently during the year, with the yield on the 30-year Treasury having fallen by over 200 basis points since last November.

The primary catalyst for this rally in the bond market has been the favorable combination of moderate economic growth and low inflation, as real Gross Doemstic Product (GDP) growth has slowed from 4% to 2% over the last 12 months and Consumer Price Index (CPI) rose by less than 3% for the third consecutive year.

Fund Performance

As you can see below, the Duff and Phelps Utilities Tax-Free Income
Fund continued to outperform its peers in 1995, outperforming the average fund in its Lipper peer group by almost 130 basis points.
This marks the third consecutive year of outperformance within this peer group, which we feel is particularly significant given that it has been achieved in both rising and declining interest rate environments. Our strong 1995 performance is attributable to an emphasis on call-protected securities in a declining interest rate environment and avoidance of significant credit problems. During the year, the Fund managed to maintain its montly eight cent per share dividend in spite of the significant decline in interest rates.

                         FUND PERFORMANCE
                       As of October 31, 1995
                                          Total Returns
                                         1995        1994     1993
Duff & Phelps Utilities
Tax-Free Income, Inc.1                   20.27%     -7.78%    23.47%
Average Lipper General and Insured
Leveraged Municipal Bond Fund Index2     18.90%    -10.01%    21.57%

1 Source: Lipper Analytical Services, Inc. Total return of the Fund as calculated for the periods ended October 31, 1995 and October 31, 1994, are based on net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

2 This is the average of 64 closed-end funds for 12 months ended October 31, 1995 and 63 closed-end funds for 12 months ended October 31, 1994 in the General and Insured Leveraged Municipal Bond Fund Index according to Lipper Analytical Services, Inc.

The Municipal Market and Your Fund

The municipal bond market has also rallied significantly in 1995, although long municipal rates have declined somewhat less than long Treasury rates. The primary reason for this lag has been concern about potential tax reform legislation and its implications for tax-exempt bonds. As a result of this lag effect, long municipals have risen to almost 93% long Treasury yields, a level seen only once since April of 1988. Given the unusually high level for this ratio, municipal bonds offer excellent relative value when compared with taxable fixed income in the current market environment. Supply of new issues in the market has continued to slow this year, as new issuance has fallen by almost 20% year over year, after falling by over 40% in 1994. Demand for new issues has been volatile during the year, reflecting the uncertainty of investors regarding tax reform.

Within the Fund we continue to emphasize higher quality issues with an average quality rating of AA/Aa and 64.9% of the issues rated AA or higher. We have continued to increase our holdings outside the utility sector, increasing our non-utility stake from 18% as of April 30 to 23% as of November 30. We have reduced our utility stake for three reasons.
First, utility valuations within the municipal market continue to be very high. Second, the electric utility industry has been under pressure dealing with the competitive pressures of deregulation. Third, we feel strongly that diversification is important in any portfolio, and are therefore using the Fund's flexibility to invest up to 35% of its assets in non-utility issues.

Outlook

Going forward we expect the significant decline in interest rates year-to-date to generate increased levels of issuance in the tax-exempt market, as issuers look to take advantage of low-cost debt to refinance existing issues or finance new projects. We will be proactive in this environment, looking for opportunities to improve the fund's holdings and enhance diversification outside of the electric utility sector.

It is reasonable to expect that the overriding issue in the municipal market will continue to be tax reform, and its proposed changes in the tax base, marginal tax rates, and computation methodology. Our expectation is that while there will be considerable posturing by both parties during the presidential campaigns in 1996, very little substantive action is likely to materialize. This would push the tax reform discussion forward into 1997, and the "flat tax" proposal would only gain momentum if a Republican candidate is elected President. Bill Clinton has not been a "flat tax" supporter and is unlikely to change his position.

We continue to appreciate your interest in the Duff and Phelps Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jefferies, CFA
Chairman of the Board

Richard R. Davis, CFA
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 1995

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                   Value
(Unaudited)     (000)          Description (a)         (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--98.4%
                          California--16.1%
                          Foothill / Eastern Trans.
                            Corridor Agency
                            California Toll Road
                            Revenue
Baa            $ 10,640   6.00%, 1/1/34, Ser. A....  $ 10,048,416
                          Fresno Swr. Rev.,
Aaa               3,030   6.00%, 9/1/09,
                            A.M.B.A.C..............     3,248,160
Aaa               2,000   6.25%, 9/1/14,
                            A.M.B.A.C..............     2,167,000
                          Pomona California
                            Singlefamily Mortgage
                            Revenue
Aaa               2,705   7.375%, 8/1/10...........     3,014,263
                          San Bernardino County
                            California Residential
                            Mtge. Rev.,
Aaa               7,840   9.60%, 9/1/15............    11,086,465
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1                2,000(c) 6.70%, 1/1/22, Ser A,
                          Prerefunded 1/1/02
                            @$102..................     2,259,100
                                                     ------------
                                                       31,823,404
                                                     ------------
                          Colorado--6.2%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.
Aa                2,980   8.00%, 6/1/25............     3,398,869
                          Colorado Springs Utils.
                            Rev.,
Aa                2,300   6.50%, 11/15/15, Ser.
                            A......................     2,464,634
                          Colorado St. Hsg. Fin.
                            Auth.,
Aa                1,945   8.125%, 6/1/25...........     2,225,196
                          Platte River Pwr. Auth.
                            Rev.,
Aa                4,000   6.875%, 6/1/16, Ser.
                            AA.....................     4,228,720
                                                     ------------
                                                       12,317,419
                                                     ------------
                          Delaware--1.9%
                          Delaware St.,Econ. Dev.
                            Auth. Rev.,Delmarva
                            Pwr. Ser. B,
Aaa               3,500   6.75%, 5/1/19,
                            A.M.B.A.C..............     3,781,610
                                                     ------------
                          Georgia--6.0%
                          Mun. Elec. Auth., Special
                            Oblig.,
                            Fifth Crossover Ser.
                            Proj. One,
Aaa               2,615   6.40%, 1/1/13,
                            A.M.B.A.C..............     2,843,577
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                   Value
(Unaudited)     (000)          Description (a)         (Note 1)
----------------------------------------------------------
                          Fourth Crossover Ser.
                            Proj. One,
Aaa            $  2,750   6.50%, 1/1/20,
                            M.B.I.A................  $  3,055,800
Aaa               5,500   6.50%, 1/1/20,
                            A.M.B.A.C..............     6,111,600
                                                     ------------
                                                       12,010,977
                                                     ------------
                          Idaho--2.4%
                          Idaho Housing Agency
                            Single Family Mortgage
                            Senior
                            Ser. B,
Aa                4,295   6.65%, 7/1/14............     4,749,153
                                                     ------------
                          Illinois--9.7%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3               4,600   6.875%, 3/1/15...........     4,955,580
                          Chicago Waterworks Rev.,
A1                2,500(c) 7.20%, 11/15/16, Ser.
                            1989,
                          Prerefunded 11/15/99
                            @$102..................     2,810,225
                          Du Page Wtr. Comm., Wtr.
                            Rev.,
AAA*              3,500(c) 6.875%, 5/1/14
                            Prerefunded 5/1/97
                            @$102..................     3,713,710
                          Illinois Dev. Fin. Auth.
                            Poll. Ctrl. Rev.
                            Refunding Commonwlth
                            Edison Co. Proj.
Baa2              7,740   5.30%, 1/15/04...........     7,719,025
                                                     ------------
                                                       19,198,540
                                                     ------------
                          Indiana--2.7%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa               5,000   6.00%, 1/1/13,
                            M.B.I.A................     5,269,300
                                                     ------------
                          Louisiana--5.8%
                          St. Charles Parish, Poll.
                            Ctrl. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
NR                3,500   8.25%, 6/1/14............     3,919,755
Baa3              5,500   8.00%, 12/1/14, Ser.
                            1989...................     6,173,915
Aaa               1,250   7.00%, 12/1/22...........     1,385,838
                                                     ------------
                                                       11,479,508
                                                     ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                   Value
(Unaudited)     (000)          Description (a)         (Note 1)
----------------------------------------------------------
                          Massachusetts--3.0%
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa            $  5,330   7.00%, 8/1/13, Ser. A,
                            M.B.I.A................  $  5,964,057
                                                     ------------
                          Nebraska--2.7%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa                2,500   6.15%, 2/1/12, Ser. B....     2,686,825
Aa                2,500   6.20%, 2/1/17, Ser. B....     2,699,075
                                                     ------------
                                                        5,385,900
                                                     ------------
                          New Jersey--4.5%
                          Union Cnty. Utils. Auth.,
                            Solid Waste Rev., Ser.
                            1991 A,
A-*               2,000   7.10%, 6/15/06...........     2,109,080
A-*               5,250   7.15%, 6/15/09...........     5,517,960
A-*               1,250   7.20%, 6/15/14...........     1,313,663
                                                     ------------
                                                        8,940,703
                                                     ------------
                          New York--11.3%
                          New York City Mun. Wtr.
                            Fin.
                            Auth., Wtr. & Swr. Sys.
                            Rev.,
A                 3,760   7.10%, 6/15/12...........     4,271,886
                          New York St. Energy
                            Research & Dev. Auth.
                            Fac Rev.
A1                1,600   6.10%, 8/15/20...........     1,614,464
                          New York St. Local
                            Government Assistance
                            Corporation
A                 3,575   5.50%, 4/1/22............     3,407,547
                          New York St. Energy
                            Research &
                            Dev. Auth. Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1                3,000   6.75%, 1/15/27, Ser.
                            92A....................     3,114,210
A1                4,000   7.125%, 12/1/29..........     4,375,800
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa               5,000   6.90%, 11/15/15..........     5,677,350
                                                     ------------
                                                       22,461,257
                                                     ------------
                          Pennsylvania--1.6%
                          Montgomery Cnty. Ind.
                            Dev. Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa               3,000   6.70%, 12/1/21,
                            M.B.I.A................     3,241,530
                                                     ------------
                          Tennessee--1.6%
                          Tennessee Hsg. Dev. Agcy
                            Mortgage Finance
Aaa               3,135   6.15%, 7/1/15, Ser. B....     3,168,482
                                                     ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                   Value
(Unaudited)     (000)          Description (a)         (Note 1)
----------------------------------------------------------
                          Texas--6.9%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
Baa2           $  8,000   7.875%, 3/1/21...........  $  8,892,560
                          San Antonio Elec. & Gas
                            Rev.,
Aa1               4,500   6.50%, 2/1/12, Ser. B....     4,717,125
                                                     ------------
                                                       13,609,685
                                                     ------------
                          Washington--14.0%
                          Conservation & Renewable
                            Energy Sys.,
                            Conservation Proj.
                            Rev.,
Aa                2,600   6.875%, 10/1/11..........     2,920,476
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls Hydroelectric
                            Proj. Rev.,
Aaa               5,000   7.00%, 10/1/22...........     5,733,700
                          Snohomish Cnty. Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1                1,500   6.90%, 1/1/06, Ser. A....     1,636,395
A1                8,000   5.80%, 1/1/24............     7,761,840
                          Washington St. Pub. Pwr.
                            Supply, Nuclear Proj.
                            No. 1 Rev.,
Aa                2,500   6.875%, 7/1/17, Ser. A...     2,642,000
                          Nuclear Proj. No. 2 Rev.,
Aa                2,400   6.00%, 7/1/07............     2,502,120
                          Nuclear Proj. No. 3 Rev.,
Aa                2,170   6.75%, 7/1/05, Ser. A....     2,352,128
Aaa               1,000(c) 7.25%, 7/1/15, Ser. B....    1,128,930
                          Prerefunded 1/1/00 @$102
Aa                1,000   6.50%, 7/1/18............     1,020,420
                                                     ------------
                                                       27,698,009
                                                     ------------
                          Wyoming--2.0%
                          Wyoming St. Farm Loan
                            Board Capital Fac. Rev.
AA-*              4,000   5.75%, 10/1/20...........     3,916,840
                                                     ------------
                          Total long-term
                            investments
                            (cost $182,293,528)....   195,016,374
                                                     ------------
                          SHORT-TERM INVESTMENTS--0.4%
NR                  447   Goldman Sachs Tax Exempt
                            Money Market Fund......       447,483
                          California Poll. Ctrl.
                            Fin. Auth. Rev., So.
                            Cal. Ed., F.R.D.D.,
                            Ser. 86B,
VMIG1               300   3.75%, 11/1/95...........       300,000
                                                     ------------
                          Total short-term
                            investments
                            (cost $747,483)........       747,483
                                                     ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
                                                        Value
                               Description (a)         (Note 1)
----------------------------------------------------------
                          Total Investments--98.8%
                            (cost $183,041,011;
                            Note 3)................  $195,763,857
                          Other assets in excess of
                            liabilities--1.2%......     2,360,491
                                                     ------------
                          Net Assets--100%.........  $198,124,348
                                                     ------------
                                                     ------------

------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D.--Floating Rate Daily Demand Note(b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
NR--Not Rated by Moody's or Standard & Poor's.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 1995
----------------------------------------------------------

Assets
Investments, at value (cost
  $183,041,011)........................   $195,763,857
Cash...................................         28,478
Interest receivable....................      3,957,076
Deferred expenses and other assets.....         31,481
                                          ------------
  Total assets.........................    199,780,892
                                          ------------
Liabilities
Accrued expenses.......................        172,183
Dividends payable......................         92,898
Advisory fee payable (Note 2)..........         67,619
Accrued taxes payable..................      1,300,930
Administration fee payable (Note 2)....         22,914
                                          ------------
  Total liabilities....................      1,656,544
                                          ------------
Net Assets.............................   $198,124,348
                                          ------------
                                          ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300 preferred shares, issued
  and outstanding, liquidation
  preference $50,000 per share;
  Note 4)..............................   $ 65,000,000
                                          ------------
Common stock at par ($.01 par value;
  600,000,000 shares authorized and
  8,371,761 issued and outstanding)....         83,718
Paid-in capital........................    115,475,575
Undistributed net investment income....      2,385,132
Accumulated net realized gain on
  investments..........................      2,457,077
Net unrealized appreciation on
  investments..........................     12,722,846
                                          ------------
  Net assets applicable to common stock
    (equivalent to $15.90 per share
    based on 8,371,761 shares
    outstanding).......................    133,124,348
                                          ------------
  Total capital (Net assets)...........   $198,124,348
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 1995
----------------------------------------------------------

Net Investment Income
Income
  Interest..............................   $12,102,300
                                           -----------
Expenses
  Investment advisory fee...............       966,033
  Administration fee....................       289,810
  Remarketing expense...................       152,000
  Reports to shareholders...............        72,000
  Custodian's fees and expenses.........        68,000
  Transfer agent's fees and expenses....        52,000
  Audit fee and expenses................        44,000
  Directors fees and expenses...........        43,000
  Legal fees and expenses...............        18,000
  Registration expenses.................        17,000
  Amortization of deferred organization
    expenses............................        12,600
  Miscellaneous.........................        12,354
                                           -----------
    Total expenses......................     1,746,797
                                           -----------
Net investment income...................    10,355,503
                                           -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
  transactions..........................     3,973,655
Tax expense on undistributed net
  realized capital gains................    (1,300,930)
                                           -----------
                                             2,672,725
                                           -----------
Net change in unrealized
  appreciation/depreciation on
  investments...........................    11,622,990
                                           -----------
Net realized and unrealized gain on
  investments...........................    14,295,715
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $24,651,218
                                           -----------
                                           -----------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

                                 Year Ended October 31,
Increase (Decrease)            ---------------------------
in Net Assets                      1995           1994
                               ------------   ------------
Operations:
  Net investment income......  $ 10,355,503   $ 10,391,394
  Net realized gain (loss) on
    investment
    transactions.............     2,672,725       (215,648)
  Net change in unrealized
    appreciation/depreciation
    of investments...........    11,622,990    (18,690,986)
                               ------------   ------------
  Net increase (decrease) in
    net assets resulting from
    operations...............    24,651,218     (8,515,240)
Dividends:
  Dividends to common
    shareholders from net
    investment income........    (8,068,765)    (7,915,088)
  Dividends to preferred
    shareholders from net
    investment income........    (2,547,753)    (1,795,638)
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................            --        211,188
                               ------------   ------------
Total increase (decrease)....    14,034,700    (18,014,778)
Net Assets
Beginning of year............   184,089,648    202,104,426
                               ------------   ------------
End of year..................  $198,124,348   $184,089,648
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

--------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
--------------------------------------------------------------------------------

                            November 29,

                              1991(a)
                                                                         Year
Ended October 31,              through

------------------------------------     October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON SHAREHOLDERS:              1995
    1994         1993           1992
                                                                  ----------
  --------     --------     ------------
Net asset value, beginning of year............................     $   14.23
  $  16.41     $  14.14       $    14.05
                                                                  ----------
  --------     --------     ------------
  Net investment income(g)....................................          1.24
      1.24         1.24             1.06
  Net realized and unrealized gain (loss) on investments(g)...          1.70
     (2.25)        2.19              .20
                                                                  ----------
  --------     --------     ------------
Net increase (decrease) from investment operations............          2.94
     (1.01)        3.43             1.26
                                                                  ----------
  --------     --------     ------------
Dividends from net investment income to:
  Preferred shareholders......................................          (.31)
      (.21)        (.20)           (.18)
                                                                  ----------
  --------     --------     ------------
  Common shareholders.........................................          (.96)
      (.96)        (.96)           (.72)
                                                                  ----------
  --------     --------     ------------
Capital charge with respect to issuance of common stock.......            --
        --           --            (.27)
                                                                  ----------
  --------     --------     ------------
Net asset value, end of period(b).............................     $   15.90
  $  14.23     $  16.41       $    14.14(c)
                                                                  ----------
  --------     --------     ------------
                                                                  ----------
  --------     --------     ------------
Per share market value, end of year(b)........................     $   14.38
  $  13.25     $  16.63       $    14.75
                                                                  ----------
  --------     --------     ------------
                                                                  ----------
  --------     --------     ------------
TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(d).............         16.03%
    (13.93)%      19.88%           10.32%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(f)
Operating expenses............................................          1.37%
      1.35%        1.40%            1.35%(e)
Net investment income.........................................          8.15%
      8.04%        8.00%            8.23%(e)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)...............     $ 127,112
  $129,300     $129,036       $  114,518
Portfolio turnover............................................            66%
        37%           1%              35%
Net assets of common shareholders, end of period (000)........     $ 133,124
  $119,090     $137,104       $  117,211
Asset coverage per share of preferred stock, end of period....     $ 152,403
  $141,607     $155,465       $  140,162
Preferred stock outstanding (000).............................     $  65,000
  $ 65,000     $ 65,000       $   65,000

---------------
(a) Commencement of investment operations.
(b) NAV and market value are published in The Wall Street Journal each Monday.
(c) Net asset value immediately after the closing of the first public offering was $14.05.
(d) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
(e) Annualized.
(f) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g) Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the ``Fund'') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.
   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting                    significant accounting policies
Policies                      followed by the Fund in the preparation of its
financial statements.
Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.
Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.
Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.
Deferred Organization Costs: A total of $63,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the ``Adviser''), a subsidiary of Duff & Phelps Corporation, and an Administration Agreement with Prudential Mutual Fund Management, Inc. (``PMF''), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.
   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.
   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the fiscal year ended
October 31, 1995 aggregated $122,051,676 and $121,303,056, respectively.
   The Federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $12,722,846 (gross unrealized appreciation--$12,875,456; gross unrealized depreciation--$152,610).
   The Fund utilized its capital loss carryforward of approximately $215,600 to offset the Fund's net taxable gains realized and recognized in the fiscal year ended October 31, 1995.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common
                              stock authorized.
   During the fiscal year ended October 31, 1995 the Fund did not issue any common shares in connection with the reinvestment of dividends. For the year ended October 31, 1994 the Fund issued 17,269 common shares in connection with the reinvestment of dividends.
   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock (``RP''). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.
   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 6.05% to 3.32% during the fiscal year ended October 31, 1995.
   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              1995, dividends declared and paid on preferred
shares totalled $206,596. On November 1, December 1, and December 21, 1995, the Board of Directors of the Fund declared dividends of $.08 per common share payable on November 30, December 15, 1995 and January 26, 1996, respectively, to common shareholders of record on November 15, December 12, and December 29, 1995, respectively. Also on December 21, 1995, the Board of Directors of the Fund also declared a short-term taxable capital gain distribution of $0.03 per share, payable on January 26, 1996 to common shareholders of record on December 29, 1995.
   The Fund has elected to retain a portion of its realized net capital gains and, accordingly, has accrued $1,300,930 in Federal and state taxes associated with these gains.

Note 6. Quarterly Data
(Unaudited)

                                                                  Net realized
and              Net increase
                                              Net                    unrealized
             (decrease) in net
                                          investment              gains (losses)
on           assets resulting          Dividends
                                            income                   investments
             from operations           Common
                                                     Per
  Per                         Per
                        Total                       common
 common                      common
 Quarterly period       income         Amount       share         Amount
 share         Amount        share        Amount
------------------    ----------     ---------------------
-----------------------     -----------------------     -----------
November 1, 1992
 to January 31,
 1993.............    $3,035,140     $2,612,700     $0.32      $  6,164,303
 $0.74      $  8,777,003     $1.06      $(1,992,200)
February 1, 1993
 to April 30,
 1993.............     3,040,277      2,605,972      0.31         5,289,578
  0.64         7,895,550      0.95       (1,995,643)
May 1, 1993 to
 July 31, 1993....     3,010,867      2,557,710      0.31         2,092,812
  0.25         4,650,522      0.56       (1,998,684)
August 1, 1993 to
 October 31,
 1993.............     3,047,425      2,556,432      0.30         4,628,332
  0.56         7,184,764      0.86       (2,005,572)
November 1, 1993
 to
 January 31,
 1994.............     3,049,096      2,600,621      0.31         1,042,497
  0.13         3,643,118      0.44       (1,962,399)
February 1, 1994
 to
 April 30, 1994...     3,040,086      2,619,235      0.31       (13,482,510)
 (1.61 )     (10,863,275)    (1.30 )     (1,979,484)
May 1, 1994 to
 July 31, 1994....     3,029,354      2,600,777      0.31         1,304,500
  0.16         3,905,277      0.47       (2,009,223)
August 1, 1994 to
 October 31,
 1994.............     3,020,123      2,570,761      0.31        (7,771,121)
 (0.93 )      (5,200,360)    (0.62 )     (1,963,982)
November 1, 1994
 to January 31,
 1995.............     2,965,653      2,540,973      0.31         4,243,618
  0.51         6,784,591      0.82       (1,953,739)
February 1, 1995
 to April 30,
 1995.............     3,043,571      2,615,329      0.31         4,944,730
  0.59         7,560,059      0.90       (1,999,874)
May 1, 1995 to
 July 31, 1995....     4,040,660      2,582,515      0.31         3,338,635
  0.39         5,921,150      0.70       (2,009,222)
August 1, 1995 to
 October 31,
 1995.............     2,052,416      2,616,686      0.31         1,768,732
  0.21         4,385,418      0.52       (2,105,930)

                                    Dividends
                                    Preferred
                     Per                      Per            Common
                    common                   common        Share price
 Quarterly period   share       Amount       share       High       Low
------------------  -----      --------------------     -----------------
November 1, 1992
 to January 31,
 1993.............  $(0.24)    $(467,324)    $(0.05)    $15.88     $14.75
February 1, 1993
 to April 30,
 1993.............  (0.24 )     (374,686)    (0.05 )     16.25      15.50
May 1, 1993 to
 July 31, 1993....  (0.24 )     (401,570)    (0.05 )     16.75      15.75
August 1, 1993 to
 October 31,
 1993.............  (0.24 )     (396,786)    (0.05 )     17.13      16.63
November 1, 1993
 to
 January 31,
 1994.............  (0.24 )     (386,347)    (0.05 )     16.75      15.63
February 1, 1994
 to
 April 30, 1994...  (0.24 )     (383,305)    (0.04 )     15.88      14.13
May 1, 1994 to
 July 31, 1994....  (0.24 )     (467,467)    (0.06 )     15.13      14.25
August 1, 1994 to
 October 31,
 1994.............  (0.24 )     (558,519)    (0.06 )     14.88      13.13
November 1, 1994
 to January 31,
 1995.............  (0.24 )     (657,137)    (0.08 )     13.75      11.75
February 1, 1995
 to April 30,
 1995.............  (0.24 )     (664,053)    (0.08 )     14.75      13.63
May 1, 1995 to
 July 31, 1995....  (0.24 )     (660,114)    (0.08 )     15.25      14.06
August 1, 1995 to
 October 31,
 1995.............  (0.24 )     (566,449)    (0.07 )     14.75      14.00

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.
   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free Income Inc. (the ``Fund'') as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to
above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.
Ernst & Young LLP
New York, New York
November 30, 1995
--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------
   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1995, all dividends paid by the Fund were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.
   Pursuant to the Fund's Dividend Reinvestment Plan (the ``Plan''), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the ``Plan Agent'') in shares of common stock of the Fund (``Fund Shares'') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston, Massachusetts, 02266 or call toll free (800) 451-6788.
   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.
   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.
   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $1,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan became effective September 12, 1995. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.
   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.
   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.
   James P. Wehr became primarily responsible for the day-to-day management of the Fund's portfolio on November 1, 1995. He joined Phoenix Investments in 1981. He has served in several capacities in his 14-year tenure, including assignments as a public bond credit analyst and an operations analyst. Currently, Jim is responsible for managing Phoenix's tax-exempt assets, a market where he has developed significant expertise. He manages two institutional portfolios, with combined assets of $130 million. Jim also manages Phoenix's two tax-exempt mutual funds--the $150 million Tax-Exempt Bond Portfolio and the $120 million California Tax-Exempt Bonds, Inc. Jim holds an M.B.A. from the University of Connecticut and received his B.A. from Fairfield University.
   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.
   At annual shareholder meetings held on April 21 and April 25, 1995, shareholders elected Richard R. Davis, Richard A. Pavia and Calvin J. Pedersen as directors of the Fund and also approved the selection of Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 1995. Messers. Fran E. Jeffries, Everett L. Morris and William N. Georgeson were not up for election and their terms accordingly continued after the date of such meetings. The results of the matters voted upon were as follows:

                                               Number of Shares
                               -------------------------------------------------
                                              Withheld
                                  For        Authority      Against     Abstain
                               ----------    ----------     --------    --------
Election of Richard R.
Davis1                          5,643,405        38,927
Election of Calvin J.
Pedersen1                       5,644,105        38,227
Selection of Ernst & Young
LLP1                            5,610,505                     32,805      39,021
Election of Richard A.
Pavia2                                585                         26         137
1The number of common shares issued outstanding and eligible to vote were
 8,371,563. Quorum was 5,682,332 or 67.88% of eligible voting shares.
2The number of remarketed preferred shares outstanding and eligible to vote as
a
 separate class were 1,300 of which 748 (57.54%) were voted.

   At a Joint Meeting of Shareholders held on September 7, 1995, the shareholders elected to approve a successor investment advisory agreement which became effective upon the closing of the merger of the Duff & Phelps Corporation and Phoenix Securities Group, Inc. (``Phoenix''), an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. The shareholders also approved the election of William W. Crawford as a director of the fund. The results of the matters voted upon were as follows:

                                                              Number of Shares

-------------------------------------------------
                                                             Withheld
                                                 For        Authority
Against     Abstain
                                              ----------    ----------
--------    --------
Successor Investment Advisory Agreement        6,396,031
97,965     170,919
Election of William W. Crawford                6,517,779       147,136
The number of common and preferred shares outstanding and eligible to vote were
8,373,061 of
which 6,664,915 or 79.60% have been voted at the September 7, 1995 Joint Meeting of
Shareholders.

------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Everett L. Morris
            Richard A. Pavia
            Officers
            Calvin J. Pedersen, President & Chief Executive
              Officer
            Robert J. Moore, Executive Vice President
            James P. Wehr, Vice President & Chief Investment
              Officer
            Thomas N. Steenburg, Secretary
            Mary J. Metz, Treasurer & Assistant Secretary
            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3800
            Chicago, IL 60603
            (312) 368-5500
            Administrator
            Prudential Mutual Fund Management, Inc.
            One Seaport Plaza
            New York, NY 10292
            (212) 214-5572
            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788
            Independent Auditors
            Ernst & Young LLP
            787 Seventh Avenue
            New York, NY 10019
            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom
            333 West Wacker Drive
            Chicago, IL 60606
              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101